UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 23, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition
     On October 23, 2006, Doral Financial Corporation (the “Company”) issued a press release announcing the filing of its quarterly reports on Form 10-Q for the first and second quarters ended March 31 and June 30, 2006, including its unaudited operational results for the first six months of 2006. A copy of the press release is attached hereto as Exhibit 99.1.
     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 7.01 Regulation FD Disclosure
     As previously announced, the Company will host a live, telephonic management discussion to review the information contained in the quarterly reports on Form 10-Q for the first two quarters of 2006 at 4:30 P.M. Eastern Standard Time on October 23, 2006. To phone into the conference call, parties in the United States and Puerto Rico should dial (877) 358-9755 and enter access code 9430435. Outside the United States, parties should dial (706) 634-9254 and enter access code 9430435. This conference call will also be available by webcast at www.doralfinancial.com.
     A replay of the conference call will be available from October 23, 2006 through October 30, 2006 by webcast and by dialing (800) 642-1687 and entering the access code 9430435. Outside the United States, parties should dial (706) 645-9291and enter the access code 9430435.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
99.1	Press release dated October 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: October 23, 2006	By:	/s/ Lidio V. Soriano

	Name:	Lidio V. Soriano
	Title:	Executive Vice President and
Chief Financial Officer